                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                      LUTHERAN BROTHERHOOD FAMILY OF FUNDS
                (Name of Registrant as Specified In Its Charter)
                      LUTHERAN BROTHERHOOD FAMILY OF FUNDS
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

Lutheran Brotherhood Family of Funds
625 Fourth Avenue South
Minneapolis, Minnesota 55415

March   , 1998

Dear Shareholder:

     Please find enclosed a notice of a special meeting of shareholders of the Lutheran Brotherhood Opportunity Growth Fund (the "Fund") scheduled for May 6, 1998, together with a proxy statement discussing the matters to be voted on at the meeting. Please take the time to read the proxy statement and cast your vote.

     In an effort to improve the Fund's performance, we are asking shareholders to approve an agreement providing for the retention of T. Rowe Price Associates, Inc. on a temporary basis to serve as sub-adivser to the Fund. The retention of
T. Rowe Price will provide Lutheran Brotherhood Research Corp. with adequate time to search for, identify and hire a new portfolio manager for the Fund. Lutheran Brotherhood Research Corp. will continue to serve as the advisor for your Fund and will oversee and review T. Rowe Price's performance of its duties.

     Your Board of Trustees has unanimously recommended that shareholders of the Fund vote for the proposed sub-advisory agreement with T. Rowe Price. Should you have any questions, please feel free to call us at ( ) - . We will be happy to answer any questions you may have.

     I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED
PROXY.

                                            Sincerely,

                                            ROLF F. BJELLAND
                                            Chairman and President

                  LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 6, 1998

To the Shareholders:

     A Special Meeting of Shareholders (the "Special Meeting") of Lutheran Brotherhood Opportunity Growth Fund (the "Fund"), a series of the Lutheran Brotherhood Family of Funds will be held at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota on May 6, 1998 at 8:30 a.m., local time, for the following purposes:

          1. To approve a new investment sub-advisory agreement between the Lutheran Brotherhood Family of Funds (the "Trust"), LB Research Corp. and
     T. Rowe Price Associates, Inc. with respect to the Fund; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

     The Board of Trustees of the Trust has fixed the close of business on March 6, 1998, as the record date for the determination of shareholders entitled to notice of, and to vote at the Special Meeting and any adjournments thereof.

                                          By Order of the Board of Trustees
                                          Otis F. Hilbert, Secretary

Minneapolis, Minnesota
March   , 1998

                             YOUR VOTE IS IMPORTANT

     YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                  LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
                                PROXY STATEMENT
             SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 6, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Lutheran Brotherhood Family of Funds (the "Trust") for use at a Special Meeting of Shareholders (the "Special Meeting") to be held at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota on May 6, 1998 at 8:30 a.m. and at any adjournments thereof. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and form of proxy are first being mailed on or
about March   , 1998 to shareholders of record on the record date.

     As more fully described in this Proxy Statement, the Special Meeting has been called to consider and vote upon the following proposals:

          1. To approve a new investment sub-advisory agreement between the Lutheran Brotherhood Family of Funds (the "Trust"), L.B. Research Corp. ("LB Research") and T. Rowe Price Associates, Inc. ("T. Rowe Price") with respect to the Fund ("Proposal 1"); and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

     Shareholders of record on March 6, 1998 are entitled to notice of, and to vote at, the Special Meeting. As of that date, an aggregate of 24,494,395.726 shares of beneficial interest, $.00l par value, of the Fund were issued and outstanding, consisting of Class A shares, Class B shares and Institutional Class shares. Each shareholder is entitled to the same number of votes as the number of full and fractional shares held by such shareholder. Each share of the Fund is entitled to one vote. Shareholders of the Fund will vote together as a single class on Proposal 1. As of the close of business on the record date, the Fund did not know of any person who beneficially owned 5% or more of the shares of the Fund.

     Any person giving a proxy may revoke it at any time prior to its use. A shareholder may revoke a proxy by (1) giving written notice of revocation to an officer of the Fund, (2) returning to an officer of the Fund a properly executed later dated proxy, or (3) attending the Special Meeting, requesting return of any previously delivered proxy and voting in person. Attendance and voting at the Special Meeting will not in and of itself constitute a revocation of a proxy. Signed proxies received by the Board of Trustees in time for voting and not so revoked will be voted in accordance with the instructions noted thereon. If no instructions are given, the proxy will be voted in favor of Proposal 1.

     Thirty percent of the shares of the Fund entitled to vote at the Special Meeting in person or represented by proxy constitutes a quorum of the Fund but any lesser number shall be sufficient for adjournments. However, approval of Proposal 1 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund entitled to vote on the particular proposal, as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of a Fund means the lesser of either (1) the vote of 67% or more of the shares of such Fund present at the Special Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Fund.

     For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the Special Meeting, abstention and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Special Meeting but which have not been voted. Accordingly, abstentions and broker non-votes will be treated as present for purposes of determining whether a quorum is present. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve Proposal 1. For this reason, abstentions and broker non-votes will have the practical effect of a "No" vote for purposes of obtaining the requisite vote for approval of Proposal 1.

     In the event a quorum is not present at the Special Meeting or in the event a quorum is present at the Special Meeting but sufficient votes to approve Proposal 1 are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies, provided that such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.

     The Board of Trustees expects to make this solicitation primarily by mail. However, in addition to the solicitation of proxies by mail, the officers and members of the Board of Trustees and persons affiliated with LB Research, the Fund's investment adviser, and Lutheran Brotherhood Securities Corp. ("LB Securities"), the distributor of shares of the Fund, may, without remuneration, solicit proxies personally or by telephone, telegram or other electronic means. The Fund may also retain a proxy solicitation firm to assist in any special, personal solicitation of proxies. The costs of solicitation and expenses incurred in connection with preparing this Proxy Statement, including any cost of retaining a proxy solicitation firm, will be borne by LB Research.

                                   PROPOSAL 1

                APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN THE
             TRUST, THE ADVISER AND T. ROWE PRICE ASSOCIATES, INC.

DESCRIPTION OF THE PROPOSED SUB-ADVISORY AGREEMENT

     At a meeting of the Board of Trustees of the Trust held on March 5-6, 1998, a majority of the Trustees, including the Trustees (the "Independent Trustees") who are not interested persons of the Fund, the Adviser or T. Rowe Price, within the meaning of the 1940 Act, approved the proposed sub-advisory agreement ( the "Proposed Sub-Advisory Agreement") for the Fund and recommended that the Proposed Sub-Advisory Agreement be submitted to shareholders of the Fund for approval.

     Proposal 1 asks shareholders of the Fund to approve the Proposed Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement, the form of which is attached as Exhibit A, provides that T. Rowe Price will act as the investment sub-adviser and will supervise and direct the investments of the Fund in accordance with the Fund's investment objectives, policies and restrictions, subject to the supervision of the Board of Trustees and LB Research, the Fund's investment adviser. LB Research will continue to have responsibility for all services to be provided to the Fund pursuant to the Master Advisory Contract dated November 1, 1993 (the "Master Advisory Contract") except for services provided by T. Rowe Price under the Proposed Sub-Advisory Agreement, and will oversee and review T. Rowe Price's performance of its duties.

     Under the Proposed Sub-Advisory Agreement, LB Research will pay T. Rowe Price a sub-advisory fee for the performance of its services at an annual rate equal to 0.30% of the Fund's average daily net assets up to $500 million, .25% of average daily net assets over $500 million but not over $1 billion and .20% of average daily assets over $1 billion. The fee will be payable monthly to T. Rowe Price on or before the 10th day of the month.

     The Proposed Sub-Advisory Agreement will be executed and become effective on the date of approval by the shareholders and will continue in effect from year to year so long as such continuation shall be specifically approved at least annually (1) by either the Board, or by a vote of a majority of the outstanding voting securities of the Fund, and (2) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Trustees. The Proposed Sub-Advisory Agreement may be terminated without penalty by vote of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund on at least 60 days' prior written notice to T. Rowe Price or by L.B. Research on at least 60 days' prior written notice. T. Rowe Price may terminate the Proposed Sub-Advisory Agreement without penalty on at least 60 days' prior notice to the Adviser. The Agreement will terminate automatically in the event of its assignment.

     The Proposed Sub-Advisory Agreement provides that T. Rowe Price will not be subject to liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, or gross negligence or from reckless disregard of its duties.

     The discussion of the Proposed Sub-Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to the text of the Proposed Sub-Advisory Agreement as set forth in such Exhibit A.

MASTER ADVISORY CONTRACT WITH LB RESEARCH

     LB Research, an indirect wholly-owned subsidiary of Lutheran Brotherhood, currently serves as investment adviser to the Fund. LB Research serves as investment adviser to the Fund pursuant to the Master Advisory Contract. The Master Advisory Contract provides for an advisory fee equal to 0.75% of average daily net assets up to $100 million, 0.65% of average daily net assets over $100 million but not over $250 million, 0.60% of average daily net assets over $250 million but not over $500 million, 0.55% of average daily net assets over $500 million but not over $1 billion, and 0.50% of average daily net assets over 1 billion. Effective October 31, 1997, LB Research voluntarily agreed to permanently waive a portion of its advisory fee for the Fund equal to 0.25% of the average daily net assets of the Fund. This 0.25% waiver applies to the contractual rates of compensation at each level of average daily net assets discussed in the preceding sentence.

REASONS FOR THE PROPOSAL

     LB Research does not believe that the performance of the Fund has been satisfactory in the recent past and has concluded that a change is required. In order to provide adequate time to search for, identify and hire a new portfolio manager, LB Research has recommended to the Board of Trustees that T. Rowe Price be retained on a temporary basis to serve as sub-adviser to the Fund. In determining to approve the retention of T. Rowe Price as sub-adviser to the Fund, the Trustees took into account T. Rowe Price's substantial experience and reputation as a manager of equity investments, and in particular investments in small and mid-cap growth companies, and the prominence of the T. Rowe Price name in the marketplace. The Board of Trustees, after careful deliberation and based on all the facts available to it, concluded at a Board of Trustees meeting held on March 5-6, 1998 that it would be appropriate to accept the recommendation of LB Research to retain T. Rowe Price as sub-adviser to the Fund.

CHANGES IN INVESTMENT STYLE

     In managing the Fund, LB Research uses fundamental investment research techniques to seek out those companies that have a competitively superior product or service in an unsaturated market with large potential for growth. LB Research focuses primarily on companies that possess superior earnings prospects over a three to five year time horizon.

     If the Proposed Sub-Advisory Agreement is approved, T. Rowe Price plans to manage the Fund using a number of proprietary quantitative models to seek out companies that have a competitively superior product or service in an unsaturated market with large potential for growth and measure the major characteristics of stocks in the small capitalization growth sector. Based on these models, stocks are selected in a 'top down' manner so that the portfolio as a whole reflects the specific characteristics that T. Rowe Price considers important, such as valuation and projected earnings growth. T. Rowe Price will focus primarily on companies that possess superior earnings prospects.

RECOMMENDED SHAREHOLDER ACTION

     THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE FOR THE APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT.

OWNERSHIP AND MANAGEMENT OF T. ROWE PRICE AND RELATED MATTERS

     The principal offices of T. Rowe Price are located at 100 East Pratt Street, Baltimore, Maryland. T. Rowe Price is a Maryland corporation. Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price and its affiliates managed over $124 billion for more than 6 million individual and institutional investor accounts as of December 31, 1997. T. Rowe Price has an investment advisory committee composed of the following members: Richard T. Whitney, Chairman, Marc L. Baylin, Kristen F. Culp, John H. Laporte and Donald J. Peters. Mr. Whitney, a Managing Director of T. Rowe Price, will have day to day responsibility for managing the Fund's portfolio and will work with the investment advisory committee in developing and executing the Fund's investment program. Mr. Whitney jointed T. Rowe Price in 1985 and has been managing investments since 1986.

     The President and Chairman of the Board of T. Rowe Price is George A. Roche, who together with George J. Collins, James E. Halbkat, Jr., Henry H. Hopkins, James A.C. Kennedy III, John H. Laporte, Richard L. Menschel, William
T. Reynolds, James S. Riepe, Brian C. Rogers, John W. Rosenblum, Robert L. Strickland, M. David Testa, Philip C. Walsh, and Anne Marie Whittemore, constitute its Board of Directors. The address of each of these persons, with the exception of Messrs. Halbkat, Menschel, Rosenblum, Strickland, Walsh, and Mrs. Whittemore, is 100 East Pratt Street, Baltimore, Maryland 21202, and, with the exception of Messrs. Halbkat, Menschel, Rosenblum, Strickland, Walsh, and Mrs. Whittemore, all are employed by T. Rowe Price. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P. Mr. Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004. Mr. Rosenblum is the Dean of the Jepson School of Leadership Studies at the University of Richmond, and a director of: Chesapeake Corporation, a manufacturer of paper products; Cadmus Communications Corp., a provider of printing and communication services; Comdial Corporation, a manufacturer of telephone systems for businesses; Cone Mills Corporation, a textiles producer, and Providence Journal Company, a publisher of newspapers and owner of broadcast television stations. Mr. Rosenblum's address is: University of Richmond, Virginia 23173. Mr. Strickland is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies and a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104. Mr. Walsh is a Consultant to Cyprus Amax Minerals Company, Englewood, Colorado. Mr. Walsh's address is Pleasant Valley, Peapack, New Jersey 07977. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe and is a director of Owens & Minor, Inc.; USF&G Corporation; the James River Corporation of Virginia; and Albermarle Corporation. Mrs. Whittemore's address is One James Center, Richmond, Virginia 23219.

OTHER FUNDS ADVISED BY T. ROWE PRICE

     T. Rowe Price acts as investment adviser to the T. Rowe Price Diversified Small-Cap Growth Fund (the "Diversified Small-Cap Growth Fund"), a registered investment company portfolio that has a similar investment objective and policies to those of the Fund. For its services to the Diversified Small-Cap Growth Fund, T. Rowe Price is paid a management fee consisting of two elements: a "group" fee and an "individual" fund fee. The "group" fee varies based on the combined net assets of certain funds distributed by T. Rowe Price Investment Services, Inc. (excluding T. Rowe Price Index Trust, T. Rowe Price Spectrum Funds and any institutional and private label mutual funds) (the "Combined Price Funds"). The Diversified Small-Cap Growth Fund pays, as a portion of the "group" fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Combined Price Funds. The current "group" fee rate at various asset levels of the Combined Price Funds is as follows: 0.480% for the first $1 billion; 0.450% for the next $1 billion; 0.420% for the next $1 billion; 0.390% for the next $1 billion; 0.370% for the next $1 billion; 0.360% for the next $2 billion; 0.350% for the next $2 billion; 0.340% for the next $5 billion; 0.330% for the next $10 billion; 0.320% for the next $10 billion; 0.310% for the next $16 billion; 0.305% for the next $30 billion; and 0.300% thereafter. The Diversified Small-Cap Growth Fund's group fee was 0.33% based on the assets of the Combined Price Funds of approximately $63 billion at March 31, 1997. The Diversified Small Cap Growth Fund pays a flat "individual" fund fee based on its net assets equal to 0.35%. T. Rowe Price has agreed to waive fees and bear any expenses through December 31, 1998, in order that the Diversified Small-Cap Growth Fund's ratio of expenses to average net assets does not exceed 1.25%

     T. Rowe Price also acts as investment sub-advisor to the T. Rowe Price Small-Cap Growth Portfolio of the Metropolitan Series Fund, Inc. (the "Sub-Advised Mutual Fund"), a portfolio of a registered investment company that also has a similar investment objective and policies to that of the Fund.

     The table below sets forth the name of each investment company portfolio having similar investment objective and policies of the Fund, the annual rate of compensation (i.e., for the Diversified Small-Cap Growth Fund, the fee charged by T. Rowe Price as a percentage of average daily net assets and, for the Sub-Advised Mutual Fund, the fee T. Rowe Price is paid for its services as sub-advisor to the respective portfolio), and net assets as of 12/31/97.

                                       TOTAL NET ASSETS
       INVESTMENT COMPANY NAME          AS OF 12/31/97          ANNUAL RATE OF COMPENSATION
-------------------------------------  ----------------    -------------------------------------
T. Rowe Price                            $72,071,093       .35% plus allocable portion of group
                                                           fee
Diversified Small-Cap
  Growth Fund

Metropolitan Series Fund, Inc.           $95,363,475       .35% up to $100 million
T. Rowe Price Small Cap                                    .30% on next $300 million
  Growth Portfolio                                         .25% in excess of $400 million

BROKERAGE TRANSACTIONS WITH RELATED BROKERS AND DEALERS

     T. Rowe Price will be responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealers through the same trading desk T. Rowe price uses for portfolio transactions in domestic securities. The trading desk accesses brokers and dealers in various markets in which the Fund's foreign securities are located. These brokers and dealers may include certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming") and Jardine Fleming Group Limited ("JFG"), persons indirectly related to T. Rowe Price. Robert Fleming Holdings, through

Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Rowe Price-Fleming International, Inc. ("RPFI"), an investment adviser registered under the Investment Advisers Act of 1940. Fifty percent of the common stock of RPFI is owned by TRP Finance, Inc., a wholly-owned subsidiary of
T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of JFG. JFG is 50% owned by Robert Fleming Holdings and 50% owned by Jardine Matheson Holdings Limited. Orders for the Fund's portfolio transactions placed with affiliates of Robert Fleming and JFG will result in commissions being received by such affiliates.

     The Board of Trustees on behalf of the Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. Other affiliates of Robert Fleming and JFG also may be used. T. Rowe Price has agreed to comply with the procedures under Rule 17e-1 under the Act when using such brokers.

                             SHAREHOLDER PROPOSALS

     The Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

                        NOTICE TO BANKS, BROKER-DEALERS
                     AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of Otis F. Hilbert, Secretary, whether other persons are beneficial owners of shares for which proxies are being solicited, and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of shares of the Fund. The Fund will reimburse brokerage firms and others for their reasonable expenses in forwarding proxy material to the beneficial owners of such shares.

                                 OTHER BUSINESS

     The Board of Trustees does not know of any other matters to be considered at the Special Meeting other than those referred to above. If any other matters are properly presented to the Special Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their judgment.

                                          By Order of the Board of Trustees
                                          Otis F. Hilbert
                                          Secretary

March   , 1998
Minneapolis, Minnesota

                       INVESTMENT SUB-ADVISORY AGREEMENT

                                  BY AND AMONG

                      LUTHERAN BROTHERHOOD RESEARCH CORP.,
                                      AND
                   THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS,
                                      AND
                         T. ROWE PRICE ASSOCIATES, INC.

     INVESTMENT SUB-ADVISORY AGREEMENT, made as of the   day of May, 1998,
between Lutheran Brotherhood Research Corp. ("Adviser"), a corporation organized and existing under the laws of the State of Minnesota, the Lutheran Brotherhood Family of Funds, a business trust organized and existing under the laws of the State of Delaware ("Company"), and T. Rowe Price Associates, Inc. ("Sub-Adviser"), a corporation organized and existing under the laws of the State of Maryland.

     WHEREAS, the Adviser has entered into a Master Advisory Contract dated as of the 1st day of November, 1993 ("Advisory Agreement") with the Company, which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (" 1940 Act"); and

     WHEREAS, the Company is authorized to issue shares of the Lutheran Brotherhood Opportunity Growth Fund ("Fund"), a separate series of the Company;

     WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment supervisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

     WHEREAS, the Company and Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Adviser and the Fund and the Sub-Adviser is willing to furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

     1. APPOINTMENT. Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2.  DUTIES OF THE SUB-ADVISER.

          A. INVESTMENT SUB-ADVISORY SERVICES. Subject to the supervision of the Company's Board of Trustees ("Board") and the Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund's investment objective(s), policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Fund or the Adviser, to:

             (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

             (2) directly or through the trading desks of affiliates of Robert Fleming Holdings Limited ("Robert Fleming") and Jardine Fleming Group Limited ("JFG") place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

          B. FURTHER DUTIES OF SUB-ADVISER. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Company's Master Trust Agreement, By-Laws, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Without limiting the foregoing, the Sub-Adviser shall have primary responsibility for compliance with the procedures of Rule 17e-1 under the 1940 Act in each case in which affiliates of Robert Fleming or JFG are used for the execution of portfolio securities transactions.

     3. COMPENSATION. For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive a monthly investment management fee as set forth in Schedule 1, attached hereto and incorporated herein by reference. The management fee shall be payable monthly to the Sub-Adviser on or before the 10th day of the next succeeding calendar month. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs.

     4.  DUTIES OF THE ADVISER.

     A. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement except those services to be performed by the sub-adviser hereunder and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

     B. The Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

          (1) The Master Trust Agreement of the Company, as filed with the State of Delaware, as in effect on the date hereof and as amended from time to time ("Declaration of Trust");

          (2) The By-Laws of the Company as in effect on the date hereof and as amended from time to time ("By-Laws");

          (3) Certified resolutions of the Board of the Company authorizing the appointment of the Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

          (4) The Company's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-IA, as filed with the Securities and Exchange Commission ("SEC") relating to the Fund and its shares and all amendments thereto ("Registration Statement");

          (5) The Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

          (6) The Fund's Prospectus (as defined above); and

          (7) A certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange.

The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

     C. During the term of this Agreement, the Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser or its clients in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof. The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the preceding sentence.

     5.  BROKERAGE.

     A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under
Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

     B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligation's to the Fund and to its other clients.

     6. OWNERSHIP OF RECORDS. The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees (i) that all records that it maintains for the Fund are the property of the Company, (ii) to preserve tor the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Company and that are required to be maintained by Rule 31a-1 under the 1940 Act, and (iii) agrees to surrender promptly to the Company any records that it maintains for the Company upon request by the Company; provided, however, the Sub-Adviser may retain copies of such records.

     7. REPORTS. The Sub-Adviser shall furnish to the Board or the Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Adviser, as appropriate, may mutually agree upon from time to time.

     8. SERVICES TO OTHERS CLIENTS. Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a trustee, officer, or employee of the Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     9. SUB-ADVISER'S USE OF THE SERVICES OF OTHERS. The Sub-Adviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser or the Company or Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Company or the Fund, as appropriate, or in the discharge of Sub-Advisees overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

     10. LIMITATION OF LIABILITY OF THE SUB-ADVISER. Neither the Sub-Adviser nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Company, the Fund (at the direction or request of the Sub-Adviser) or the Sub-Adviser in connection with the Sub-Adviser's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Company or Fund or (ii) any error of fact or mistake of law contained in any report or data provided by the Sub-Adviser, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Company or Fund or from reckless disregard by the Sub-Adviser or any such person of the duties of the Sub-Adviser pursuant to this Agreement.

     11. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants, and agrees as follows:

          A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
     (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

          B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics, together with evidence of its adoption.

          C. The Sub-Adviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser.

     12. TERM OF AGREEMENT. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those trustees of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities. This Agreement shall continue in effect unless terminated pursuant to Section 13 hereof subject to all terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Fund; (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the trustees of the Company who are not parties to this Agreement or interested persons of any such party; and (c) the Sub-Adviser shall not have notified the Company, in writing, at least 60 days prior to such approval that it does not desire such continuation. The Sub-Adviser shall furnish to the Company, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

     13. TERMINATION OF AGREEMENT. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Paragraph 11 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

     14. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

     15.  MISCELLANEOUS.

     A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

     B. CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

     D. INTERPRETATION. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

     E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.


                                              LUTHERAN BROTHERHOOD RESEARCH
                                              CORP.
Attest:


------------------------------                By: ------------------------------


Attest:                                       THE LUTHERAN BROTHERHOOD FAMILY OF
                                              FUNDS


------------------------------                By: ------------------------------


Attest:                                       T. ROWE PRICE ASSOCIATES, INC.


------------------------------                By: ------------------------------

                                   SCHEDULE 1

                                                                    RATE OF ANNUAL
                                                                  SUB-ADVISORY FEE AS
                                                                    A PERCENTAGE OF
AVERAGE DAILY NET ASSETS                                       AVERAGE DAILY NET ASSETS
------------------------                                       ------------------------
On the portion of the Fund which is:
$500,000,000 or less.......................................               .30%
Over $500,000,000 but not over $1,000,000,000..............               .25%
Over $1,000,000,000........................................               .20%

LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
625 FOURTH AVENUE SOUTH
MINNEAPOLIS, MINNESOTA 55415-1625

                              00001     TAX I.D. OR SOC. SEC. NO.
                                        ACCOUNT NO.
                                        FUND NO.
                                        RECORD DATE SHARES

_______________________________________________________________________________

LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
PROXY FOR MEETING OF SHAREHOLDERS
APRIL 29, 1998

The undersigned shareholder(s) of Lutheran Brotherhood Opportunity Growth Fund (the "Fund") hereby appoints Otis F. Hilbert, Rolf F. Bjelland, James M. Odland and Randall L. Wetherille or any of them true and lawful proxies, with power of substitution of each, to vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on May 6, 1998 at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota, at 8:30 a.m., local time, and at any adjournment(s) thereof (the "Meeting"). Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

PROPOSAL

1) To approve a new investment sub-advisory agreement between the Lutheran Brotherhood Family of Funds, LB Research Corp. and T. Rowe Price Associates, Inc. with respect to the Fund.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. You must mark the box labelled "abstain" if you wish to abstain. IF NO CHOICE IS INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THIS MATTER.

_______________________________________________________________________________

          PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the ballot so that the return address, located on the reverse side of the mail-in-stub, appears through the window of the envelope.

_______________________________________________________________________________

LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND        PROXY VOTING MAIL-IN-STUB
RECORD DATE SHARES                                  PROPOSAL

Please sign exactly as your name appears hereon.    1) [ ] FOR  [ ] AGAINST  [ ] ABSTAIN
If shares are held jointly, either holder may
sign. Corporate proxies should be signed by an
authorized officer.


Dated: _____________________________________, 19__

__________________________________________________

__________________________________________________
Signature(s) of Shareholder(s)


DOCSC\608797.1